SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 4, 2025
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 4, 2025, Zion Oil & Gas, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting") at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 and by virtual Zoom Webinar. As of April 7, 2025, the record date for the 2025 Annual Meeting, there were 1,031,343,604 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 752,308,509 shares of common stock was present at the 2025 Annual Meeting. The final voting results of the 2025 Annual Meeting are set forth below.

1.	Proposal to elect Class II Directors to serve until the 2028 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s three nominees for Class II Directors to serve a term of three years to expire at the 2028 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Votes Abstain	Broker Non-Votes

Brad Dacus	537,751,225	14,433,047	18,086,273	182,037,964

Martin Van Brauman	533,571,861	18,892,017	17,806,666	182,037,964

Lee Russell	534,490,963	17,939,929	17,839,653	182,037,964

2.	Proposal to ratify the appointment of RBSM, LLP. as the Company's auditors for the year ending December 31, 2025.

The Company’s common stockholders ratified the appointment of RBSM, LLP. , as the Company's auditors for the year ending December 31, 2025, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
718,468,494	9,972,455	23,867,559	0

3.
Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (Common Stock), that the Company is authorized to issue from 1,200 million to 1,600 million shares.

The Company’s common stockholders approved to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (Common Stock), that the Company is authorized to issue from 1,200 million to 1,600 million shares as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
606,316,128	112,720,320	33,272,059	0

4.	Proposal to approve the redomestication of the Company from Delaware to Texas by conversion.

The Company’s common stockholders approved the redomestication of the Company from Delaware to Texas by conversion as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
555,925,101	6,163,304	8,182,139	182,037,964

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 4, 2025

Zion Oil and Gas, Inc.

By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer